                                     UNION BANK
                        NON-STANDARDIZED ADOPTION AGREEMENT
                             401(K) PROFIT SHARING PLAN


              CAUTION:  THE FAILURE TO PROPERLY FILL OUT THIS ADOPTION
               AGREEMENT MAY RESULT IN DISQUALIFICATION OF THE PLAN.


     The undersigned Employer adopts the UNION BANK Non-Standardized 401(k) Profit Sharing Plan for those Employees who shall qualify as Participants hereunder, to be known as the

A1   _____________________________________________________
                           (Enter Plan Name)

It shall be effective as of the date specified below. The Employer hereby selects the following Plan specifications:


                                EMPLOYER INFORMATION

B1   NAME OF EMPLOYER:   _____________________________________

                         _____________________________________

B2   ADDRESS:            _____________________________________

                         _______________, ___________  _______
                              City           State       Zip

                         Telephone ___________________________

B3   EMPLOYER IDENTIFICATION NUMBER:  _____-_____________

B4   DATE BUSINESS COMMENCED:  __________________

B5   TYPE OF ENTITY

     a.  ( )   S Corporation
     b.  ( )   Professional Service Corporation
     c.  ( )   Corporation
     d.  ( )   Sole Proprietorship
     e.  ( )   Partnership
     f.  ( )   Other ___________________________

     AND, is the Employer a member of...

     g.  a controlled group?  ( ) Yes  ( ) No
     h.  an affiliated service group?  ( ) Yes  ( ) No

               NOTE: If a group of related corporations filing a consolidated federal income tax return is adopting the Plan as a single Employer, one of the corporations should be designated the "Employer" and a Schedule should be attached hereto setting forth the information requested in Items B1 - B9 with respect to each other corporation in the group.
B6   NAME OF TRUSTEE:


B7   TRUSTEE'S ADDRESS

     a.   ( ) Use Employer Address

     b.   ( ) ___________________________________________
                         Street

               __________________, ___________   _________
               City                  State         Zip

B8   LOCATION OF EMPLOYER'S PRINCIPAL OFFICE:

     a.   ( ) state   b. ( ) commonwealth of c. __________________

          This Plan and Trust shall be construed and enforced according to ERISA and the laws of the State of California, to the extent not pre-empted by ERISA.

B9   EMPLOYER FISCAL YEAR means the 12 consecutive month period:

     Commencing on a. ____________________ (e.g., January 1st) and
                          month       day
     ending on b. ____________________.
                      month       day


                                  PLAN INFORMATION

C1   EFFECTIVE DATE

     This Adoption Agreement of the UNION BANK Non-Standardized 401(k) Profit Sharing Plan and Trust shall:

     a.  ( )   establish a new Plan effective as of ________________
               (hereinafter called the "Effective Date").

     b.  ( )   constitute an amendment and restatement in its entirety of a previously established qualified Plan of the Employer which was effective ____________________ (hereinafter called the "Effective
               Date"). Except as specifically provided in the Plan, the effective date of this amendment and restatement is ___________
               (For TRA '86 amendments, enter the first day of the first Plan
               Year beginning in 1989).

     IS THERE A SHORT PLAN YEAR?

          c. ( )  No

          d. (x)  Yes, beginning October 1, 1994

                       and ending December 31, 1994.

C3   ANNIVERSARY DATE of Plan (Annual Valuation Date)

     a. December 31st

C4   PLAN NUMBER assigned by the Employer (select one)

     a. (x)  001   b. ( ) 002   c. ( ) 003   d. ( ) Other __________.

C5 NAME OF PLAN ADMINISTRATOR (Document provides for the Employer to appoint an Administrator. If none is named, the Employer will become the Administrator.)

     a. (x) Employer (Use Employer Address)

     b. ( ) Name:        _____________________________________

            Address:     ___________________________________________

                         __________________, ___________   _________
                         City                  State         Zip


            Telephone ___________________________

            Administrator's I.D. Number:  _____-_____________

C6   PLAN'S AGENT FOR SERVICE OF LEGAL PROCESS

     a. (x) Employer (Use Employer Address)

     b. ( ) Name:        ___________________________________________

            Address:     ___________________________________________

                         __________________, ___________   _________
                         City                  State         Zip

C7   VALUATION DATE (Section 4.3 of the Plan)

     The Valuation Date(s) of Participant accounts will be:

     a.  ( )   the last day of the Plan Year only (as specified in C3 above).

     b.  ( )   the last day of each month.

     c.  ( )   the last day of the Plan Year & the last day of _____________.

     d.  ( )   the last day of each Plan Quarter Ending ______________,
                    ______________, ______________, and ______________.

     e.  ( )   daily.

                      ELIGIBILITY, VESTING AND RETIREMENT AGE

D1   ELIGIBLE EMPLOYEES (Plan Section 1.16) shall mean:

     a.  ( )   all Employees who have satisfied the eligibility requirements

     b.  ( )   all Employees who have satisfied the eligibility requirements, except those checked below:

          1.  ( )   Employees paid by commissions only.

          2.  ( )   Employees who are hourly paid.

          3.  ( )   Employees paid by Salary.

          4.  ( )   Employees whose employment is governed by a collective
                    bargaining agreement between the Employer and "Employee
                    Representatives" under which retirement benefits were the subject of good faith bargaining. For this purpose, the term "Employee Representatives" does not include any organization more than half of whose members are employees who are owners, officers, or executives of the Employer.

          5.  ( )   Highly Compensated Employees.

          6.  ( )   Employees who are nonresident aliens who received no earned income [withing the meaning of Code Section 911(d)(2)] from the Employer which constitutes income from sources within the United States [within the meaning of Code Section
                    861(a)(3)].

          7.  ( )   Other _____________________________________________________

                    ___________________________________________________________

                    ___________________________________________________________

            NOTE: For purposes of this section, the term Employee shall include all Employees of this Employer, and any leased employees deemed to be Employees under Code Section 414(n) or 414(o).

D2 EMPLOYEES OF AFFILIATED EMPLOYERS (Plan Section 1.17) Employees of Affiliated Employers:

     a.  ( )   will not or N/A.

     b.  ( )   will be treated as Employees of the Employer adopting this Plan.

               NOTE: If b. is selected a separate schedule should be attached hereto setting forth the information requested in items B1 - B9 above with respect to each other Affiliated Employer and each Affiliated Employer should execute this Adoption Agreement as a Participating Employer.

D3 HOURS OF SERVICE (Plan Section 1.32) will be determined on the basis of the method selected below. Only one method may be selected. The method selected will be applied to all Employees covered under the Plan:

     a.  ( )   On the basis of actual hours for which an Employee is paid or entitled to payment.

     b.  ( )   On the basis of days worked.  An employee will be credited with ten (10) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the day.

     c.  ( )   On the basis of weeks worked.  An employee will be credited forty-five (45) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the week.

     d.  ( )   On the basis of semi-monthly payroll periods.  An Employee will be credited with ninety-five (95) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.

     e.  ( )   On the basis of months worked.  An Employee will be credited with one hundred ninety (190) Hours of Service if under the Plan such Employee would be credited with at least one (1) Hour of Service during the month.

D4 CONDITIONS OF ELIGIBILITY (Plan Section 3.1) (Check either a OR b and c, and if applicable, d) Any Eligible Employee will be eligible to participate in the Plan if such Eligible Employee has satisfied the service and age requirements, if any, specified below:

     a.  ( )   NO AGE OR SERVICE REQUIRED.

     b.  ( )   SERVICE REQUIREMENT.  (may not exceed 1 year)

               1.  ( ) None

               2.  ( ) 1/2 Year of Service

               3.  ( ) 1 Year of Service

               4.  ( ) Other _________ (Must be a period less than 1 year)

               NOTE: If the Year(s) of Service selected is or includes a fractional year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such fractional year. If expressed in Months of Service, an Employee will not be required to complete any specified number of Hours of Service in a particular month.

     c.  ( )   AGE REQUIREMENT (may not exceed 21)

               1.  ( )   N/A - No Age Requirement
               2.  ( )   20 1/2
               3.  ( )   21
               4.  ( )   Other _______________

     d.  ( )   FOR NEW PLANS ONLY - Regardless of any of the above age or service requirements, any Eligible Employee who was employed on the Effective Date of the Plan shall be eligible to participate hereunder and shall enter the Plan as of such date.

D5   EFFECTIVE DATE OF PARTICIPATION (Plan Section 3.2)
     An Eligible Employee shall become a Participant as of:

     a.  ( )   The first day of the Plan Year in which he met the requirements.

     b.  ( )   The first day of the Plan Year in which he met the requirements, if he met the requirements in the first 6 months of the Plan
               Year, or as of the first day of the next succeeding Plan Year if he met the requirements in the last 6 months of the Plan Year.

     c.  ( )   The earlier of the first day of the seventh month or the first day of the Plan Year coinciding with or next following the date on which he met the requirements.

     d.  ( )   The first day of the Plan Year next following the date on which he met the requirements. (Eligibility must be 1/2 Year of Service or less or 1 1/2 Years of Service or less if 100% immediate vesting is selected and age 20 1/2 or less.)

     e.  ( )   The first day of the month coinciding with or next following the date on which he met the requirements.

     f.  ( )   The first day of the plan quarter coinciding with or next
               following the date on which he met the requirements.

     g.  ( )   Other: ________________________________________________________

               _______________________________________________________________

               NOTE: If item g. is selected the method described is conditional upon; 1) the Employee satisfying the maximum age and service requirements set forth in Section D4, 2) the Employee must be otherwise entitled to participate, 3) the method set forth must allow the Employee to begin participating no later than the earlier of (a) 6 months after the requirements are satisfied or (b) the first day of the first Plan Year after the requirements are satisfied.

D6   VESTING OF PARTICIPANT'S INTEREST (Plan Section 6.4(b))
     The vesting schedule, based on number of Years of Service, shall be as follows:

     a.  ( )   100% upon entering Plan. (Required if eligibility requirement is greater than one (1) Year of Service.)

     b.  ( )   0-2 years      0%        c.  ( ) 0-4 years        0%
         ( )   3 years        100%              5 years          100%

     c.  ( )   0-1 year       0%        e.  ( ) 1 year           25%
               2 years        20%               2 years          50%
               3 years        40%               3 years          75%
               4 years        60%               4 years          100%
               5 years        80%
               6 years        100%

     f.  ( )   1 year         20%       g.  ( ) 0-2 years        0%
               2 years        40%               3 years          20%
               3 years        60%               4 years          40%
               4 years        80%               5 years          60%
               5 years        100%              6 years          80%
                                                7 years          100%

     h.  ( )   Other - Must be at least as liberal as either c or g above.

               Year of Service                        Percentage
               ---------------                        ----------

               ---------------                        ----------
               ---------------                        ----------
               ---------------                        ----------
               ---------------                        ----------
               ---------------                        ----------
               ---------------                        ----------
D7   FOR AMENDED PLANS (Plan Section 6.4(f))
     If the vesting schedule has been amended to a less favorable schedule, enter the pre-amended schedule below:

     a.  ( )   Vesting schedule has not been amended or amended schedule is more favorable in all years.

     b.  ( )   Vesting schedule has been amended from the following:

               Year of Service                         Percentage
               ---------------                         ----------

               ---------------                         ----------
               ---------------                         ----------
               ---------------                         ----------
               ---------------                         ----------
               ---------------                         ----------

D8 TOP HEAVY VESTING ((Plan Section 6.4(c)) If this Plan becomes a Top Heavy Plan, the following vesting schedule, based on number of Years of Service, for such Plan Year and each succeeding Plan Year, whether or not the Plan is a Top Heavy Plan, shall apply and shall be treated as a Plan amendment pursuant to this Plan. Once effective, this schedule shall also apply to any contributions made prior to the effective date of Code Section 416 and/or before the Plan became a Top Heavy Plan.

     a.  ( )   N/A (D6 a, b, d, e or f was selected)

     b.  ( )   0-1 year       0%             c.  ( ) 0-2 years        0%
               2 years        20%                    3 years          100%
               3 years        40%
               4 years        60%
               5 years        80%
               6 years        100%

               NOTE: This section does not apply to the Account balances of any
                     Participant who does not have an Hour of Service after the Plan has initially become Top Heavy. Such Participant's Account balance attributable to Employer contributions and Forfeitures will be determined without regard to this section.

D9 VESTING (Plan Section 6.4(h)) In determining Years of Service for vesting purposes, Years of Service attributable to the following shall be EXCLUDED:

     a.  ( )   Service prior to the Effective Date of the Plan or a predecessor plan.

     b.  ( )   N/A

     c.  ( )   Service prior to the time an Employee attained age 18.

     d.  ( )   N/A

     e.  ( )   Service excludable under rule of parity [Plan Section
               6.4(g)(3)(i)].

     f.  ( )   Years of Service for vesting prior to January 1, 1976, that would not have constituted Years of Service for vesting under the "Break in Service Rules" of a predecessor plan in effect prior to that date if this Plan is an amendment of such predecessor plan.
               For purposes of this part, "Break in Service rules" are previous plan rules which result in the loss of prior vesting or benefit accruals of an employee, or which deny an employee eligibility to participate, by reason of separation from service or failure to complete a required amount of service within a specified period of time.

D10  PLAN SHALL RECOGNIZE SERVICE WITH PREDECESSOR EMPLOYER

     a.  ( )   No.

     b.  ( )   Yes. Years of Service with __________________ shall be recognized for the purpose of this Plan.

               NOTE: If the predecessor Employer maintained this qualified
                     Plan, then Years of Service with such predecessor Employer shall be recognized pursuant to Section 1.77 and b. must be marked.

D11  NORMAL RETIREMENT AGE ("NRA") (Plan Section 1.43) means:

     a.  ( )   The date a Participant attains his _______ birthday. (Not to exceed 65th)

     b.  ( )   The later of the date a Participant attains his ______ birthday
               (not to exceed 65th) or the c. _____ (not to exceed 5th) anniversary of the first day of the Plan Year in which participation in the Plan commenced.

D12  NORMAL RETIREMENT DATE (Plan Section 1.44) shall commence:

     a.  ( )   As of the Participant's "NRA". OR (must select b. or c.
               AND 1. or 2.)

     b.  ( )   As of the first day of the month .......

     c.  ( )   As of the Anniversary Date ..........

               1.  ( ) coinciding with or next following the Participant's
                       "NRA".

               2.  ( ) nearest the Participant's "NRA".

D13  EARLY RETIREMENT DATE (Plan Section 1.13) means the:

     a.  ( )   No Early Retirement provision provided.

     b.  ( )   Date on which a Participant .....

     c.  ( )   First day of the month coinciding with or next following the date on which a Participant .....

     d.  ( )   Anniversary Date coinciding with or next following the date on which a Participant .....

               AND, if b, c or d was selected .....

               1. ( )  attains his _____ birthday and has
               2. ( )  completed at least ______ Years of Service.

                    CONTRIBUTIONS, ALLOCATIONS AND DISTRIBUTIONS

E1   COMPENSATION DEFINED

     a.   COMPENSATION (Plan Section 1.9) with respect to any Participant means:

               1. ( ) "415 Compensation."
               2. ( ) Wages as defined in Section 3401(a) for the purposes of income tax witholding at the source but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

     b.   COMPENSATION shall be

               1. ( ) actually paid (must be selected if Plan is integrated)
               2. ( ) accrued

    c. HOWEVER, for non-integrated plans, Compensation shall exclude (select all that apply):

              1.  ( ) N/A, No exclusions.
              2.  ( ) overtime
              3.  ( ) bonuses
              4.  ( ) commissions
              5.  ( ) other __________________
                      ________________________

    d. FOR PURPOSES OF THIS SECTION E1, Compensation shall be based on:

              1. ( ) the Plan Year.
              2. ( ) the Fiscal Year coinciding with or ending within the
                     Plan Year.
              3. ( ) the Calendar Year coinciding with or ending within the
                     Plan Year.

                     NOTE: The Limitation Year shall be the same as the year
                           on which Compensation is based.

    e. HOWEVER, for an Employee's first year of participation, Compensation shall be recognized as of:

              1. ( ) the first day of the Plan Year.
              2. ( ) the date the participant entered the Plan.

    f. IN ADDITION, COMPENSATION and "414(s) Compensation"

              1. ( ) shall
              2. ( ) shall not include compensation which is not currently includible in the Participant's gross income by reason of the application of code Sections 125, 402(a)(8), 402(h)(1)(B), or 403(b).

E2 SALARY REDUCTION ARRANGEMENT - ELECTIVE CONTRIBUTION (Plan Section 11.2)
   Each Employee may elect to have his Compensation reduced by:


    a. ( ) ____%

    b. ( ) up to ____%

    c. ( ) from ____% to ____%

    d. ( ) up to the maximum percentage allowable not to exceed the limits of Code Section 401(k), 404 and 415.

    AND....

    e. ( ) a Participant may elect to commence salary reductions as of _____ (ENTER AT LEAST ONE DATE OR PERIOD). A Participant may modify the amount of salary reductions as of _______________ (ENTER AT LEAST ONE DATE OR PERIOD).

    AND....

       Shall cash bonuses paid within 2 1/2 months after the end of the Plan Year be subject to the salary reduction election?

    f. ( ) Yes

    g. ( ) No

E3 FORMULA FOR DETERMINING EMPLOYER'S MATCHING CONTRIBUTION (Plan Section
11.1(b))

    a. ( ) N/A There shall be no matching contributions.

    b. ( ) The Employer shall make matching contributions equal to ______% (e.g. 50%) of the Participant's salary reductions.

    c. ( ) The Employer may make matching contributions equal to a discretionary percentage, to be determined by the Employer, of the Participant's salary reductions.

    d. ( ) The Employer shall make matching contributions equal to the percentage determined under the following schedule:

           Participant's Total
            Years of Service           Matching Percentage
           -------------------         -------------------

                   -----------                 -----------

                   -----------                 -----------

                   -----------                 -----------

                   -----------                 -----------

    e. ( ) Other
                 --------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

FOR PLANS WITH MATCHING CONTRIBUTIONS

    f. ( ) Matching contributions....

           g.( ) shall     h.( ) shall not
           be used in satisfying the deferral percentage tests. (If used, full vesting and restrictions on withdrawals will apply and the match will be deemed to be an Elective Contribution.)

    i. ( ) Shall a Year of Service be required in order to share in the matching contributions?

           with respect to Plan Years beginning after 1989.....

                  1. ( ) A Participant will be required to complete a Year of
                         Service (i.e. 1,000 Hours) in order to share in the matching contribution.

                  2. ( ) A Participant will be required to complete only 501
                         Hours of Service in order to share in the matching contribution.

                  3. ( ) A Participant will be permitted to share in the
                         matching contributions regardless of Hours of Service.

              NOTE: Selection of item 1. could cause the Plan to violate minimum participation and coverage requirements under Code Sections 401(a)(26) and 410.

                    with respect to Plan Years beginning before 1990.....

                  1. ( ) N/A New Plan or same as years beginning after 1989.

                  2. ( ) Yes

                  3. ( ) No


    j. ( ) In determining matching contributions, only salary reductions up to _______% of a Participant's Compensation will be matched.
           k. ( ) N/A

    l. ( ) The matching contribution made on behalf of a Participant for any Plan Year shall not exceed $ ______________. m. ( ) N/A

    n. ( ) Matching contributions shall be made on behalf of
           1. ( ) all Participants.
           2. ( ) only Non-Highly Compensated Employees.

E4 WILL A DISCRETIONARY EMPLOYER CONTRIBUTION BE PROVIDED (OTHER THAN A
   DISCRETIONARY MATCHING OR QUALIFIED NON-ELECTIVE CONTRIBUTION) (Plan Section 11.1(c))?

    a. ( ) No.

    b. ( ) Yes, the Employer may make a discretionary contribution out of its current or accumulated Net Profit.

    c. ( ) Yes, the Employer may make a discretionary contribution which is not limited to its current or accumulated Net Profit.

    If b. or c. was selected above the Employer's discretionary contribution shall be allocated as follows:

    d. ( ) FOR A NON-INTEGRATED PLAN... the Employer's discretionary contribution for the Plan Year shall be allocated in the same ratio as each Participant's Compensation bears to the total of such Compensation of all Participants.

    e. ( ) FOR AN INTEGRATED PLAN... the Employer's discretionary contribution for the Plan Year shall be allocated in accordance with Plan Section 4.3(b)(2) based on a Participant's Compensation in excess of:

    f. ( ) The Taxable Wage Base.

    g. ( ) The greater of $10,000 or 20% of the Taxable Wage Base.

    h. ( ) ____% of the Taxable Wage Base. (See Note below)

    i. ( ) $__________. (See Note below)

           NOTE: The integration percentage of 5.7% shall be reduced to:
                 1. 4.3% in h. or i. above is more than 20% and less than or equal to 80% of the Taxable Wage Base.
                 2. 5.4% if h. or i. above is less than 100% and more than
                    80% of the Taxable Wage Base.

E5   QUALIFIED NON-ELECTIVE CONTRIBUTIONS (Plan Section 11.1(d))

     a.  ( )   N/A  There shall be no Qualified Non-Elective Contributions, except as provided in Section 11.5(b) and 11.7(h).

     b.  ( )   The Employer shall make a Qualified Non-Elective Contribution equal to _____% of the Participant's Total Compensation to:

               1.  ( )   all Participants eligible to share in the allocation.
               2.  ( )   only Non-Highly Compensated Employees eligible to share
                         in the allocation.

     c.  ( )   The Employer may make a Qualified Non-Elective Contribution in an amount to be determined by the Employer to:

               1.  ( )   all Participants eligible to share in the allocation.
               2.  ( )   only Non-Highly Compensated Employees eligible to share
                         in the allocation.

E6   FORFEITURES (Plan Section 4.3(e))

     a.   Forfeitures of contributions other than matching contributions shall
          be......

          1.  ( )   added to the Employer's contribution under the Plan.

          2.  ( )   allocated to all Participants eligible to share in the
                    allocations in the same proportion that each Participant's
                    Compensation for the year bears to the Compensation of all Participants for such year.

     b.   Forfeitures of matching contributions shall be......

          1.  ( )   N/A No matching contributions or match is fully vested.

          2.  ( )   used to reduce the Employer's matching contribution.

          3.  ( )   allocated to Participants eligible to share in the
                    allocations in proportion to each such Participant's
                    Compensation for the year.

          4.  ( )   allocated to all Non-Highly Compensated Employees eligible to share in the allocations in proportion to each such Participant's Compensation for the year.

          5.  ( )   allocated only to those Participants with salary reductions for the Plan Year who are employed on the last day of the Plan Year, in proportion to each such Participant's
                    Compensation for the year.

          6.  ( )   allocated only to those Non-Highly Compensated Employees
                    with salary reductions for the Plan Year and who are employed on the last day of the Plan Year, in proportion to each such Participant's Compensation for the year.

          7.  ( )   allocated only to those Participants with salary reductions for the Plan Year and who are employed on the last day of the Plan Year, in proportion to each such Participant's
                    Deferred Compensation for the Plan Year.

          8.  ( )   allocated only to those Non-Highly Compensated Employees
                    with salary reductions for the Plan Year and who are employed on the last day of the Plan Year, in proportion to each such Participant's Deferred Compensation for the Plan
                    Year.

                    NOTE: If item 7. or 8. is selected, the Plan could become discriminatory in operation.

E7   ALLOCATIONS TO ACTIVE PARTICIPANTS (Plan Section 4.3)

     For Plan Years beginning after 1989, a Participant......

     a.  ( )   shall be required to complete a Year of Service (i.e.
               1,000 Hours) in order to share in any Qualified Non-Elective
               Contributions or Non-Elective Contributions (other than matching contributions).

     b.  ( )   shall be required to complete more than 500 Hours of Service in order to share in any Qualified Non-Elective Contributions or Non-Elective Contributions (other than matching contributions).

               NOTE: if item a. selected, the Plan could become discriminatory in operation.

     For Plan Years beginning before 1990, a Participant......

     c. ( ) must   d. ( ) need not   e. ( ) N/A, Plan not effective before 1990
     complete a Year of Service to share in the allocations.

E8   ALLOCATIONS TO TERMINATED PARTICIPANTS (Plan Section 4.3(k))

     Any Participant who terminated employment during the Plan Year (i.e. not actively employed on the last day of the Plan Year) for reasons other than death, Total and Permanent Disability or retirement:

     a. With respect to the allocation of Employer Non-Elective Contributions (other than matching), Qualified Non-Elective Contributions, and Forfeitures for Plan Years beginning prior to 1990:

          1.   For Plan Years beginning after 1989,

               i    ( )  N/A, Plan does not provide for such contributions.

               ii   ( )  shall share in such allocations, regardless of Hours of
                         Service.

               iii  ( )  shall share in such allocations provided such
                         Participant completed more than 500 Hours of Service.

               iv   ( )  shall share in such allocations provided such
                         Participant completed a Year of Service.

               v    ( )  shall not share in such allocations, regardless of
                         Hours of Service.

          2.   For Plan Years beginning before 1990,

               i    ( )  N/A, new Plan, or same as for Plan Years beginning
                         after 1989.

               ii   ( )  shall share in such allocations provided such
                         Participant completed a Year of Service.

               iii  ( )  shall not share in such allocations, regardless of
                         Hours of Service.

                   NOTE: if a. 1 (iii) or (iv) is selected, the Plan could
                         violate minimum participation and coverage requirements under Code Sections 401(a)(26) and 410.

     b.   With respect to the allocation of Employer Matching Contributions, a
          Participant:

          1.   For Plan Years beginning after 1989,

               i    ( )  N/A, Plan does not provide for matching contributions.

               ii   ( )  shall share in such allocations, regardless of Hours of
                         Service.

               iii  ( )  shall share in such allocations provided such
                         Participant completed more than 500 Hours of Service.

               iv   ( )  shall share in such allocations provided such
                         Participant completed a Year of Service.

               v    ( )  shall not share in such allocations, regardless of
                         Hours of Service.

          2.   For Plan Years beginning before 1990,

               i    ( )  N/A, new Plan, or same as for Plan Years beginning
                         after 1989.

               ii   ( )  shall share in such allocations, regardless of Hours of
                         Service.

               iii  ( )  shall share in such allocations provided such
                         Participant completed a Year of Service.

               iv   ( )  shall not share in such allocations, regardless of
                         Hours of Service.

                   NOTE: if b. 1 (iv) or (v) is selected, the Plan could violate minimum participation and coverage requirements under Code Sections 401(a)(26 and 410).

     c.   For Plan Years beginning prior to 1990, any Participant who terminated employment during the Plan Year for reason of......

                    1. ( ) Death
                    2. ( ) Disability
                    3. ( ) Retirement

          shall share in the allocations of Contributions and Forfeitures regardless of whether such Participant completed a Year of Service during the Plan Year.

     d.   For Plan Years beginning after 1989, any Participant who terminated employment during the Plan Year for reasons of......

                    1. ( ) Death
                    2. ( ) Disability
                    3. ( ) Retirement

          shall share in the allocations of Contributions and Forfeitures regardless of whether such Participant completed a Year of Service during the Plan Year.

E9 ALLOCATIONS OF EARNINGS/LOSSES (Plan Section 4.3(c)) Allocations of earnings or losses with respect to contributions specified, but received after the previous Anniversary Date or other valuation date, shall be credited according to the following method:

   a. ( )  by using a weighted average.

   b. ( ) based on the Participant's non-segregated account balance as of the previous Anniversary Date or valuation date adjusted for investment transfers (if any) in and out less withdrawals and distributions plus one-half of all voluntary contributions, salary reduction contributions, and transfers from qualified plans made since the previous Anniversary Date or valuation date.

   c. ( ) as specified in Plan Section 4.3(c), based on the Participant's non-segregated account balance as of the previous Anniversary Date or valuation date adjusted for investment transfers (if any) in and out less withdrawals and distributions since the previous Anniversary Date or valuation date.

   d. ( ) based on the Participant's non-segregated account balance as of the previous Anniversary Date or valuation date adjusted for investment transfers (if any) in and out less withdrawals and distributions plus all voluntary contributions, salary reduction contributions, and transfers from qualified Plans made since the previous Anniversary Date or valuation date.

   e. ( ) based on the Participant's non-segregated account balance as of the previous Anniversary Date or valuation date adjusted for investment transfers (if any) in and out less withdrawals and distributions plus one-half of all voluntary contributions, salary reduction contributions, employer matching contributions under Plan Section 11.1(b), and transfers from qualified plans made since the previous Anniversary Date or valuation date.

   f. ( ) gains and losses will be allocated to each participant's account on a daily basis in accordance with plan section 4.3(c)(2).

   g. ( )  not applicable.

E10 LIMITATIONS ON ALLOCATIONS (Plan Section 4.4)

   a. If any Participant is or was covered under another qualified defined contribution plan maintained by the Employer, other than a Master or Prototype Plan, or if the Employer maintains a welfare benefit fund, as defined in Code Section 419(c), or an individual medical account, as defined in Code Section 415(1)(2), under which amounts are treated as Annual Additions with respect to any Participant in this Plan:


           1. ( ) N/A


           2. ( ) The provisions of Section 4.4(b) of the Plan will apply as if the other plan were a Master or Prototype Plan.

           3. ( ) Provide the method under which the Plans will limit total annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts, in a manner that precludes Employer discretion.

                  ---------------------------------------------


                  ---------------------------------------------

                             NOTE: If a. 3 above is selected, an Employer may not rely on the opinion letter issued by the Internal Revenue Service that this Plan is qualified under Code Section 401.

   b. If the Participant is or ever has been a Participant in a defined benefit plan maintained by the Employer:

           1. ( )  N/A

           2. ( ) In any Limitation Year, the Annual Additions credited to the Participant under this Plan may not cause the sum of the Defined Benefit Plan Fraction and the Defined Contribution Fraction to exceed 1.0. If the Employer's contribution that would otherwise be made on the Participant's behalf during the limitation year would cause the 1.0 limitation to be exceeded, the rate of contribution under this Plan will be reduced so that the sum of the fractions equals 1.0. If the 1.0 limitation is exceeded because of an Excess Amount, such Excess Amount will be reduced in accordance with Section 4.4(a)(4) of the Plan.

           3. ( ) Provide the method under which the Plans involved will satisfy the 1.0 limitation in a manner that precludes Employer discretion.

                   ------------------------------------------

                   ------------------------------------------

                   ------------------------------------------

                   ------------------------------------------

E11 DISTRIBUTIONS UPON DEATH (Plan Section 6.6(h)) Distributions upon the death of a Participant prior to receiving any benefits shall.....

   a. ( ) be made pursuant to the election of the Participant or beneficiary.

   b. ( ) begin within 1 year of death for a designated beneficiary and be payable over the life (or over a period not exceeding the life expectancy) of such beneficiary, except that if the beneficiary is the Participant's spouse, begin within the time the Participant would have attained age 70 1/2.

   c. ( ) be made within 5 years of death for all beneficiaries.

   d. ( ) Other ___________________________________________

E12 LIFE EXPECTANCIES (Plan Section 6.5(f)) for minimum distributions required pursuant to Code Section 401(a)(9) shall.....

   a. ( ) be recalculated at the Participant's election.

   b. ( ) be recalculated.

   c. ( ) not be recalculated.

E13 CONDITIONS FOR DISTRIBUTIONS UPON TERMINATION

    Distributions upon termination of employment pursuant to Section 6.4(a) of the Plan shall not be made unless the following conditions have been satisfied:

   a. ( ) N/A. Immediate distributions may be made at Participant's election.

   b. ( ) The Participant has incurred ____ 1-Year Break(s) in Service.

   c. ( ) The Participant has reached his or her Early or Normal Retirement
          Age.

   d. ( ) Distributions may be made at the Participant's election on or after the Anniversary Date following termination of employment.

   e. ( ) Other _________________________________________________

E14 FORM OF DISTRIBUTIONS (Plan Sections 6.5 and 6.6)
   Distributions under the Plan may be made.....

   a. 1. ( ) in lump sums.
      2. ( ) in lump sums or installments.

   b. AND, pursuant to Plan Section 6.13,

      1. ( ) no annuities are allowed (avoids Joint and Survivor rules).
      2. ( ) annuities are allowed (Plan Section 6.13 shall not apply).

             NOTE: b.1. above may not be elected if this is an amendment to a plan which permitted annuities as a form of distribution or if this Plan has accepted a plan to plan transfer of assets from a plan which permitted annuities as a form of distribution.

   c. AND may be made in.....

      1. ( ) cash only (except for insurance or annuity contracts).
      2. ( ) cash or property.

  d.  AND may be made in.....

      1. ( ) the following other form(s):

         -------------------------------------------------------

      2. ( ) any other non-discriminatory form selected by the Participant.

                            TOP HEAVY REQUIREMENTS

F1   TOP HEAVY DUPLICATIONS (Plan Section 4.3(i)): When a Non-Key
     Employee is a Participant in this Plan and a Defined Benefit Plan maintained by the Employer, indicate which method shall be utilized to avoid duplication of top heavy minimum benefits.

     a.  ( )   The Employer does not maintain a Defined Benefit Plan.

     b.  ( )   A minimum, non-integrated contribution of 5% of each Non-Key
               Employee's total Compensation shall be provided in this Plan, as specified in Section 4.3(i). (The Defined Benefit and Defined
               Contribution Fractions will be computed using 100% if this choice is selected.)

     c.  ( )   A minimum, non-integrated contribution of 7 1/2% of each
               Non-Key Employee's total Compensation shall be provided in this Plan, as specified in Section 4.3(i). (If this choice is selected, the Defined Benefit and Defined Contribution
               Fractions will be computed using 125% for all Plan
               Years in which the Plan is Top Heavy, but not Super Top Heavy.)

     d.  ( )   Specify the method under which the Plans will provide Top
               Heavy minimum benefits for Non-Key Employees that will preclude Employer discretion and avoid inadvertent omissions, including any adjustments required under Code Section 415(e).

               -------------------------------------------------

F2 PRESENT VALUE OF ACCRUED BENEFIT (Plan Section 2.2) for Top Heavy purposes where the Employer maintains a Defined Benefit Plan in addition to this Plan, shall be based on ...

     a.  ( )   N/A. The Employer does not maintain a defined benefit plan.

     b.  ( )   Interest Rate:
                              ------------------------------------

               Mortality Table:
                                ----------------------------------

F3 TOP HEAVY DUPLICATIONS: Employer maintaining two (2) or more Defined Contribution Plans (other than paired plans).

     a.  ( )   N/A.

     b.  ( )   A minimum, non-integrated contribution of 3% of each Non-Key
               Employee's total Compensation shall be provided in the Money
               Purchase Plan (or other plan subject to Code Section 412), where the Employer maintains two (2) or more non-paired Defined
               Contribution Plans.

     c.  ( )   Specify the method under which the Plans will provide Top
               Heavy minimum benefits for Non-Key Employees that will preclude
               Employer discretion and avoid inadvertent omissions, including any adjustments required under Code Section 415(e).

               -------------------------------------------------

                                 MISCELLANEOUS


G1   LOANS TO PARTICIPANTS (Plan Section 7.1)

     a.  ( )   Yes, loans may be made up to $50,000 or 1/2 Vested interest.

     b.  ( )   No, loans may not be made.

     If YES, (Check all that apply) .......

     c.  ( )   loans shall be treated as an "earmarked" investment of the borrowing Participant's Account.

     d.  ( )   loans shall be treated as a general investment of Plan assets.

     e.  ( )   loans shall only be made for hardship or financial necessity.

               IF PARTICIPANTS ARE ALLOWED TO ELECT INVESTMENT OPTIONS (UNDER ITEM G8 BELOW), THE PROMISSORY NOTE WILL BE HELD AS AN ASSET UNDER THE _______________ OPTION.

               NOTE: Department of Labor Regulations require the adoption of a separate written loan program setting forth the requirements outlined in Plan Section 7.1.

G2 DIRECTED INVESTMENT ACCOUNTS (Plan Section 4.8(h)) are permitted for the interest in any one or more accounts.

     a.  ( )   Yes, regardless of the Participant's Vested interest in the
               Plan.

     b.  ( )   Yes, but only with respect to the Participant's Vested
               interest in the Plan.

     c.  ( )   Yes, but only with respect to those accounts which are 100%
               Vested.

     d.  ( )   No directed investments are permitted.

G3   TRANSFERS FROM QUALIFIED PLANS (Plan Section 4.6)

     a.  ( )   Yes, transfers from qualified plans (and rollovers) will be allowed.

     b.  ( )   No, transfers from qualified plans (and rollovers) will not be allowed.

         AND, transfers shall be permitted ........

     c.  ( )   from any Employee, even if not a Participant.

     d.  ( )   from Participants only.

G4   EMPLOYEE'S VOLUNTARY CONTRIBUTIONS (Plan Section 4.7)

     a.  ( )   Yes, Voluntary Contributions are allowed subject to the limits of Section 4.10.

     b.  ( )   No, Voluntary Contributions will not be allowed.

               NOTE: TRA '86 subjects voluntary contributions to strict
                     discrimination rules.

G5   HARDSHIP DISTRIBUTION (Plan Section 6.11 and 11.8)

     a.  ( )   Yes, from any accounts which are 100% Vested.

     b.  ( )   Yes, from Participant's Elective Account only.

     c.  ( )   Yes, but limited to the Participant's Account only.

     d.  ( )   No.

               NOTE: Distributions from a Participant's Elective Account are limited to the portion of such account attributable to such Participant's Deferred Compensation and earnings attributable thereto up to December 31, 1988. Also hardship distributions are not permitted from a Participant's Qualified Non-Elective Account.

                     The Plan provides that when a Hardship Distributions under
                     Section 11.8 is requested under a 401(k) Plan that the request for Hardship Distribution will be reviewed in accordance with the "Safe Harbor" criteria of Section 11.8(a)(2) and 11.8(c)(2).

G6   PRE-RETIREMENT DISTRIBUTION (Plan Section 6.10)

     a.  ( )   If a Participant has reached the age of ____, distributions may be made, at the Participant's election, from any accounts which are 100% Vested without requiring the Participant to terminate employment.

     b.  ( )   No pre-retirement distribution may be made.

               NOTE: Distributions from a Participant's Elective Account and
                     Qualified Non-Elective Account are not permitted prior to age 59 1/2.

G7   LIFE INSURANCE may be purchased with Plan contributions.

     a.  ( )   No life insurance may be purchased.

     b.  ( )   Yes, at the option of the Administrator.

     c.  ( )   Yes, at the option of the Participant.

     AND, the purchase of initial or additional life insurance shall be subject to the following limitations: (select all that apply)

     d.  ( )   N/A no limitation.

    e.  ( )  each initial Contract shall have a minimum face amount of $_______.

    f. ( ) each additional Contract shall have a minimum face amount of $________.

    g.  ( )  the Participant has completed __________Years of Service.

    g. ( ) the Participant has completed __________Years of Service while a Participant in the Plan.

    i.  ( )  the Participant is under age ____ on the Contract issue date.

    j. ( ) the maximum amount of all Contracts on behalf of a Participant shall not exceed $_____________.

    k. ( ) the maximum face amount of life insurance shall be $_____________.

G8 INVESTMENT OPTIONS (Section 4.8 of the Plan)

    a.  ( )  Participants may not elect Investment Options.

    b. ( ) Participants may elect one or more of the Investment Options as listed on Exhibit "A", attached hereto and incorporated for all purposes.

    c. ( ) If item b. has been selected, investment transfers requested by a Participant may be restricted as follows:

             _______________________________________________________________

             _______________________________________________________________

             NOTE: If item b. has been selected above, but a Participant fails to select Investment Option(s), such Participant's account balance shall be invested under the _________________ option.

G9 INVESTMENT TRANSFER DATE (Section 4.8 of the Plan)

    a. ( ) Not Applicable (Investment Options not provided under Item G8 above).

    b. ( ) The Transfer Date on which amounts may be transferred between investment options is:

             1.  ( )  the first day of each calendar quarter.

             2.  ( )  the first day of the Plan Year.

             3.  ( )  the first day of each Plan Year and the first day of the seventh month of each Plan Year.

             4.  ( )  the first day following each Valuation Date.

             5.  ( )  daily to the extent administratively feasible and in no event less frequently than the first day of each Plan quarter.

G10 RESTRICTIONS ON TRANSFERS (Section 4.8 of the Plan)

    a.  ( )  Not applicable (Investment Options not provided Item G8 above).

    b.  ( )  Except for the restrictions described in Section 4.8 of the
             Plan, transfers may be made between investment options.....

             1.  ( )  without restriction

             2.  ( )  with the following restriction (specify):

                      _____________________________________________________

G11 ELECTION DATE (Section 4.8 of the Plan)

    a.  ( )  Not Applicable (Investment Options not provided under
             Item G8 above).

    b. ( ) The Election Date on which Participants may change investment options for future contributions is:

             1.  ( )  the first day of each calendar quarter.

             2.  ( )  the first day of each Plan Year.

             3.  ( )  the first day of each Plan Year and the first day of the seventh month of each Plan Year.

             4.  ( )  the first day following each Valuation Date.

             5.  ( )  daily to the extent administratively feasible and in no event less frequently than the first day of each Plan quarter.

G12 EMPLOYER SECURITIES - PASS THROUGH VOTING (Trust Section 1.11)

    a. ( ) Yes, pass through voting is required subject to the conditions set forth in the Trust Agreement.

    b.  ( )  No, pass through voting is not required.

    c. ( ) N/A, Employer Securities are not held as an asset of the Trust, nor are they an Investment Option.

The adopting Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the plan is qualified under Code Section 401. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate Key District Office for a Determination Letter.

This Adoption Agreement may be used only in conjunction with basic Plan document #03. This Adoption Agreement and the basic Plan document shall together be known as UNION BANK Non-Standardized 401(k) Profit Sharing Plan #03-005.

The adoption of this Plan, its qualification by the IRS, and the related tax consequences are the responsibility of the Employer and its independent tax and legal advisors.

UNION BANK will notify the Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan provided this Plan has been acknowledged by UNION BANK or its authorized representative. Furthermore, in order to be eligible to receive such notification, we agree to notify UNION BANK of any change in address.

IN WITNESS WHEREOF, the Employer and Trustee hereby cause this Plan and Trust to be executed on the dates listed below. Furthermore, this Plan and Trust may not be used unless acknowledged by UNION BANK or its authorized representative. The Trustee hereby accepts appointment as Trustee under the Trust Agreement Pursuant To The Union Bank Master Defined Contribution Plan.

EMPLOYER:                               TRUSTEE:

---------------------------             ------------------------------
    (enter name)                             (enter name)

By:                                      By:
   ------------------------                 --------------------------


                                         By:
                                            --------------------------


Dated:                                   Dated:
      -----------------                        ------------------


PARTICIPATING EMPLOYER:

-----------------------
    (enter name)

By:
   --------------------

Dated:
      ---------------

This Plan may not be used, and shall not be deemed to be a Prototype Plan, unless an authorized representative of UNION BANK has acknowledged the use of the Plan. Such acknowledgment is for administerial purposes only. It acknowledges that the Employer is using the Plan but does not represent that this Plan, including the choices selected on the Adoption Agreement, has been reviewed by a representative of the sponsor or constitutes a qualified retirement plan.


UNION BANK, SPONSOR

By:
   ----------------------

Dated:
      ---------------

With regard to any questions regarding the provisions of the Plan, adoption of the Plan, or the effect of an opinion letter from the IRS, call or write (this information must be completed by the sponsor of this Plan or its designated representative):

Name:
      -------------------------------------------------------
Address:
        -----------------------------------------------------
Telephone:   (   )
                  ------------------------

                                  EXHIBIT A

                             INVESTMENT OPTIONS

In accordance with Section 4.8(e) of the Union Bank Master Defined Contribution Plan, participants in the INSERT NAME OF THE PLAN will be permitted to elect the investment of the portions of their account balances, as specified below, from any of the following Investment Options, as specified by the Employer in Section G8 of the Adoption Agreement effective INSERT DATE:

                  Fund A           Money Market Fund

                  Fund B

                  Fund C

The Plan Administrative Committee appointed by the Employer will direct the Trustee as to the specific investment vehicles for each of the Investment Options.

A Participant will be permitted to elect investment options for his/her balance within the (CHANGE THE HIGHLIGHTED ITEMS AS NECESSARY) EMPLOYER MATCHING, QUALIFIED NON-ELECTIVE, PROFIT SHARING, AND SALARY DEFERRAL portions within the Plan.

IN WITNESS WHEREOF, the Employer and Trustee hereby cause this to be executed on the dates listed below.


EMPLOYER:                               TRUSTEE:

---------------------------             UNION BANK
    (Enter Name)

                                         By:
                                            --------------------------

By:                                      By:
   ------------------------                 --------------------------

Dated:                                   Dated:
      -----------------                        ------------------